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               PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
                PROVIDENTMUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT
                 PROVIDENTMUTUAL VARIABLE LIFE SEPARATE ACCOUNT


                       SUPPLEMENT DATED DECEMBER 27, 1999
                                       TO
                          PROSPECTUS DATED MAY 1, 1999

SUBSTITUTION OF SHARES OF EQUITY 500 INDEX PORTFOLIO OF MARKET STREET FUND, INC. FOR SHARES OF INDEX 500 PORTFOLIO OF VARIABLE INSURANCE PRODUCTS FUND II.

         On or about December 20, 1999, Providentmutual Life and Annuity Company of America ("PLACA") filed an amended application with the Securities and Exchange Commission seeking an order approving the substitution of shares of Equity 500 Index Portfolio (the "New Portfolio") of Market Street Fund, Inc. for shares of the Index 500 Portfolio (the "Replaced Portfolio") of Variable Insurance Products Fund II currently held by various subaccounts of Providentmutual Variable Annuity Separate Account and Providentmutual Variable Life Separate Account (the "Accounts"). To the extent required by law, approvals of these substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The effect of such a share substitution would be to replace the Replaced Portfolio with the New Portfolio as an investment option under the variable life or variable annuity contracts (the "Contracts") described in your May 1, 1999 prospectus.

         The Replaced Portfolio and the New Portfolio have substantially the same investment objective. Both are passively managed portfolios that seek investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500"). Both invest substantially all of their assets in the common stocks that are included in the S&P 500, and both attempt to minimize the difference ("tracking error") between their investment performance and the investment performance of the S&P 500. As a result of their similar investment objectives and policies, the Replaced Portfolio and the New Portfolio present substantially the same investment risk, which is the risk of investing in the stocks of large U.S. issuers that are included in the S&P 500. Contract owners and prospective purchasers should carefully read the prospectus for the New Portfolio. PLACA will send each Contract owner a copy of prospectus before the proposed substitution is carried out.

         From the date of this supplement to 30 days after the date of the proposed substitution, each Contract owner is permitted to make one transfer of all amounts under a Contract invested in any one of the affected subaccounts to another subaccount other than one of the other affected subaccounts without that transfer counting as a "free" transfer permitted under a Contract. Also, PLACA will not exercise any rights reserved under any Contract to impose additional restrictions on transfers until at least 30 days after the proposed substitution.

         If the proposed substitution is carried out, each Contract owner affected by the substitution will be sent a written notice informing him/her that the substitutions were carried out and that until 30 days after the substitution he/she may make one transfer of all amounts under a Contract invested in any one of the affected subaccounts on the date of the notice to another subaccount without that transfer counting as a "free" transfer permitted under a Contract.

CHANGE IN SUB-ADVISER

         On December 24, 1999, Reams Asset Management Company, LLC ("Reams") replaced 1838 Investment Advisors as a sub-adviser to the All Pro Small Cap Value Portfolio. From its investment advisory fees, PIMC pays Reams a monthly fee equal to .50% of the average daily nets assets of the Portfolio.

         This supplement should be retained with the Prospectus for future reference.